Exhibit 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13D Amendment filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Class A Common Stock, par value $0.01 per share, of LIN TV Corp. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

June 13, 2013	HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

	By:	HM3/GP Partners, L.P.,
its general partner

	By:	Hicks Muse GP Partners III, L.P.,
its general partner

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3/GP PARTNERS, L.P.

	By:	Hicks Muse GP Partners III, L.P.,
its general partner

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS MUSE GP PARTNERS III, L.P.

	By	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS MUSE FUND III INCORPORATED

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3 COINVESTORS, L.P.

By:	Hicks Muse GP Partners III, L.P.,
its general partner

By:	Hicks Muse Fund III Incorporated,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE & CO. PARTNERS, L.P.

By:	HM Partners Inc.,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM PARTNERS INC.

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE FUND IV, LLC

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE GP PARTNERS IV, L.P.

By:	Hicks, Muse Fund IV, LLC
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM4-EQ COINVESTORS, L.P.

By:	Hicks, Muse GP Partners IV, L.P.,
its General Partner

By:	Hicks, Muse Fund IV, LLC
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE LATIN AMERICA FUND I
INCORPORATED

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE GP PARTNERS L.A., L.P.

By:	Hicks, Muse Latin America Fund I Incorporated,
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM4 PARTNERS, L.P.

By:	Hicks, Muse GP Partners L.A., L.P.,
its General Partner

By:	Hicks, Muse Latin America Fund I Incorporated,
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE, TATE & FURST EQUITY FUND IV, L.P.

By:	HM4 Partners, L.P.,
its General Partner

By:	Hicks, Muse GP Partners L.A., L.P.,
its General Partner

By:	Hicks, Muse Latin America Fund I Incorporated,
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

By:	HM4 Partners, L.P.,
its General Partner

By:	Hicks, Muse GP Partners L.A., L.P.,
its General Partner

By:	Hicks, Muse Latin America Fund I Incorporated,
its General Partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

MUSE FAMILY ENTERPRISES, LTD.

By:	JRM Management Company, LLC,
its general partner

By:	/s/ John R. Muse
John R. Muse
President

JRM INTERIM INVESTORS, L.P.

By:	JRM Management Company, LLC,
its general partner

By:	/s/ John R. Muse
John R. Muse
President

JRM MANAGEMENT COMPANY, LLC

By:	/s/ John R. Muse
John R. Muse
President

/s/ John R. Muse
John R. Muse

/s/ Andrew S. Rosen
Andrew S. Rosen